UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period:	JUNE 1, 2010 – MAY 31, 2011 (Annual Shareholder Report)

Item 1. Reports to Shareholders

Annual Report

Managers AMG Funds

May 31, 2011

Essex Small/Micro Cap Growth Fund

Managers
INVESTMENT GROUP

AR015-0511

Managers AMG Funds

Essex Small/Micro Cap Growth Fund

Annual Report – May 31, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	10

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	11
Fund’s balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	12
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statement of Changes in Net Assets	13
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	14
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	15
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

TRUSTEES AND OFFICERS	21

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. The Essex Small/Micro Cap Growth Fund (the “Fund”) invests in small- and micro-capitalization growth companies.

The economic recovery began in 2009 and extended into 2010, thanks in part to a concerted effort by global governments to provide a framework conducive to growth and asset inflation. This accommodative monetary policy proved to be very successful in the short run as economies continued to recover and riskier assets appreciated substantially. That being said, the path higher has been choppy as fears over sovereign debt default and the potential for a double-dip recession weighed on the minds of investors. Fear turned into courage in the second half of 2010, as corporate earnings proved to be better than expected and a sovereign crisis was averted when European government officials agreed to provide the Irish government with an $89 billion rescue package. The risk trade was in favor on the equity side of the ledger and benefited greatly from strong corporate earnings as well as the Federal Reserve’s plan to stimulate the U.S. economy via another round of quantitative easing (QE2). The rising trend continued into 2011 up through the first few weeks of February, before unrest in the Middle East caused oil prices to increase and equity markets to fall. The Japanese catastrophe in mid-March also dragged down equity markets as investors questioned the ripple-effect of a sharp slowdown in Japan and wondered about the potential impact of an evolving nuclear disaster. Equity markets eventually stabilized during April and continued the trend higher. As of late, fear has returned to the forefront causing equity markets to trend downward since late April. Investors are again concerned about European debt issues, slowing Chinese growth, the sustainability of the U.S. recovery, and continued unrest in the Middle East. Nevertheless, the trailing 12-month period has been quite strong for U.S. equities as the Russell 1000® Growth Index appreciated 29.43%, the Russell Midcap® Growth Index returned 36.31% and the Russell 2000® Growth Index returned 36.79%.

Against this backdrop, the absolute performance of the Fund was very strong while, on a relative basis, performance was positive, albeit modestly so, as detailed below.

Periods Ended 05/31/11	6 Months	1 Year	3 Years	5 Years
Essex Small/Micro Cap Growth Fund - (A) No Load	17.94%	37.15%	1.73%	2.38%
Russell 2000® Growth Index	19.39%	36.79%	6.92%	6.26%

For the fiscal year ended May 31, 2011, the Managers AMG Essex Small/Micro Cap Growth Fund returned 37.15%, outperforming its benchmark, the Russell 2000® Growth Index, which returned 36.79%. The primary driver of the outperformance was the Fund’s holdings within the health care and industrials sectors. The Fund also benefited from an overweight to the information technology sector which was one of the strongest performing sectors amongst U.S. small- and micro-capitalization

1

Letter to Shareholders (continued)

securities for this one-year period. Further outperformance was held back, however, from the Fund’s holdings within the information technology sector which failed to keep up with the broader tech rally in these securities as the market continued its recovery. The Fund’s overweight to the health care sector also detracted from relative performance. While the health care sector delivered double-digit returns for this one-year period, it lagged the broader market rally within small- and micro-capitalization securities during this time.

The Essex portfolio management team has provided a more detailed discussion of the performance of the Fund during the last year and its perspective on the investment environment in the management discussion and analysis section of this report.

The following report covers the one-year period ended May 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our web site. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2011	Expense Ratio for the Period	Beginning Account Value 12/01/2010	Ending Account Value 05/31/2011	Expenses Paid During the Period*
Essex Small/Micro Cap Growth Fund
Class A
Based on Actual Fund Return	1.40%	$1,000	$1,179	$7.61
Based on Hypothetical 5% Annual Return	1.40%	$1,000	$1,018	$7.04
Class C
Based on Actual Fund Return	2.15%	$1,000	$1,175	$11.66
Based on Hypothetical 5% Annual Return	2.15%	$1,000	$1,014	$10.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

3

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments

For the fiscal year ended May 31, 2011, the Essex Small/Micro Cap Growth Fund (the “Fund”) gained 37.15%, outperforming the Russell 2000® Growth Index, which returned 36.79%.

Portfolio/Sector Commentary

The economic recovery began in 2009 and extended into 2010, thanks in part to a concerted effort by global governments to provide a framework conducive to growth and asset inflation. This accommodative monetary policy proved to be very successful in the short run as economies continued to recover and riskier assets appreciated substantially. That being said, the path higher has been choppy as fears over sovereign debt default and the potential for a double-dip recession weighed on the minds of investors. Fear turned into courage in the second half of 2010, as corporate earnings proved to be better than expected and a sovereign crisis was averted when European government officials agreed to provide the Irish government with an $89 billion rescue package. The risk trade was in favor on the equity side of the ledger and benefited greatly from strong corporate earnings as well as the Federal Reserve’s plan to stimulate the U.S. economy via another round of quantitative easing (QE2). The rising trend continued into 2011 up through the first few weeks of February, before unrest in the Middle East caused oil prices to increase and equity markets to fall. The Japanese catastrophe in mid-March also dragged down equity markets as investors questioned the ripple-effect of a sharp slowdown in Japan and wondered about the potential impact of an evolving nuclear disaster. Equity markets eventually stabilized during April and continued the trend higher. As of late, fear has returned to the forefront causing equity markets to trend downward since late April. Investors are again concerned about European debt issues, slowing Chinese growth, the sustainability of the U.S. recovery, and continued unrest in the Middle East.

Information Technology: Technology was a market-leader in the benchmark this year, and our overweight position benefited performance. In addition, four of the top five contributors to the Fund’s absolute performance came from holdings within this sector. However, stock selection was still negative for this sector as many of the benchmark’s top technology contributors were from larger-capitalization companies. Our smaller market-cap footprint negatively impacted these returns on a relative basis. We continue to highlight themes such as smart phones, internet services, and mobile communications. Acme Packet, Inc. was the strongest performer for the overall Fund and was boosted by the company exceeding investor expectations several times over the course of the past year. The VoIP (voice over internet protocol) company remains one of the fastest growth pockets within the communications infrastructure market, and we expect strong growth in the emerging enterprise market to contribute to further diversification. Within software, our holding of Interactive Intelligence, Inc. returned 107% for the year, boosted, at least in part, by strong fourth quarter 2010 revenue that exceeded expectations. The company booked five seven-figure deals and 25 medium-sized contracts, had an uptick in year-over-year comparisons and investors took notice. Aruba Networks, Inc. was another very strong performer for the year boosted by solid returns in the third quarter that were lifted by better than expected prior quarter results, with record new customer wins and accelerating share gains. On the downside, one of our worst performers within this sector for the year was our holding of Super Micro Computer which fell short of expectations on margins in mid 2010 and was subsequently sold from the Fund. Network Engines, Inc. also under performed for the period with most of its losses concentrated in the third quarter of 2010 after reporting a mixed quarter and issuing disappointing guidance.

Financials: Financials offered mixed performance within the Fund for the past year and currently are an underweight relative to the benchmark. We remain cautious on banks and took profits from that area in early 2011. The strongest performer for the past year within this sector was our holding of Cathay General Bancorp which generated strong returns in the fourth quarter of 2010 after reporting a strong prior quarter, benefiting from improving loan growth, decreasing customer charge-offs, and positive credit trends. On the downside, the purchase of Encore Capital Group, Inc. was a new addition to the Fund at the start of 2011 that traded down after our purchase and was our worst performer for this one year period. We believe that the company remains well positioned to purchase receivables, and see opportunity for margin expansion as the company continues to scale up employment at its low-cost call center in India.

Health Care: Our health care holdings solidly outperformed those within the benchmark over the prior 12 months, although this solid outperformance within the sector was somewhat tempered by the Fund’s overweight to the sector which lagged the broader market rally during this time. HeartWare International, Inc., within the equipment and service industry, was the best performer as shares of this company bounced back solidly towards the end of 2010 after temporary concern surrounding an FDA audit on the company’s pivotal ADVANCE study. The trial gained investor attention as results surpassed expectations. On the other hand, the biggest detractor for the year to performance was HeartWare’s main competitor, Thoratec Corp. While HeartWare is a few years behind Thoratec on a commercialization timeline, Thoratec has ample growth opportunities in the destination therapy market. We do believe that this is not a zero sum game, and both HeartWare and Thoratec will be beneficiaries of growth in this relatively new medical technology. Sentiment, in general, has improved for the sector thus far in 2011 and we believe that as the benefits of quantitative easing moderate, investors will increasingly turn their attention to growth prospects in the health care sector.

Energy: Holdings within the energy sector offered mixed results for the Fund for the past year. Proactive changes at the start of 2011 have, however, resulted in favorable stock selection. Steadily rising

4

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

emerging market demand and a spike in oil prices resulting from instability in the Middle East drove energy shares higher at the beginning of the year, most notably in companies with exposure to drilling and exploration. During that period, our holdings in Bronco Drilling Co., Inc., Tesco Crop., and GeoResources, Inc. posted strong returns. Tesco was one of the Fund’s best performing stocks throughout this full one-year period, as well, and is poised to benefit from increased demand for top drives, due to accelerated horizontal drilling activity, as well as the resurgence of activity in the Gulf of Mexico. On the downside, the Fund’s exposure to natural gas in the third quarter of 2010 negatively impacted performance. Our holding of GMX Resources, Inc., in particular, detracted from performance during this period as natural gas price concerns dampened performance.

Materials: While stock selection was strong for our materials holdings over the past year, this solid performance was mitigated by the underweight to this outperforming sector. As of the end of this reporting year, we maintained just two holdings within this sector, LSB Industries, Inc. and Headwaters, Inc. Several holdings within this sector were unwound earlier this year as a result of profit taking after realizing substantial gains.

Industrials: Our industrial holdings posted significant positive outperformance relative to those industrial holdings that comprise the benchmark. Solid performance was particularly evident in early 2011 as investors cheered more favorable economic data. Bucyrus International, Inc. is a holding that generated strong returns in 2010 benefiting from the strong commodity cycle, leading to significant order gains as the company’s mining customers increased spending on equipment in an effort to increase production levels. Merger and acquisition activity boosted select stocks within this sector early in this year including Bucyrus International, Inc. which was purchased by Caterpillar, Inc. Applied Signal Technology, Inc., meanwhile, was purchased by Raytheon. American Superconductor Corp. was the worst performer within this sector for the past 12 months as investors worried about the company’s customer concentration with Sinovel. We continue to believe that American Superconductor has ample growth opportunity in the wind turbine market and are encouraged by recent traction in the superconductor segment.

Consumer: The 12 month period saw modestly negative returns from our consumer holdings. We have held an underweight stance in the consumer discretionary sector in response to what we believe is still a difficult environment. This underweight position was additive to performance for the year. Our best discretionary holding for the year has been Ulta Salon Cosmetics & Fragrances, Inc. which posted robust gains early in 2011. Ulta continues to take share in the beauty category, and reported results that were well ahead of expectations. We see continued growth ahead for the company, via ongoing share gains and unit expansion. Another strong performer is our holding of Exide Technologies, Inc., which performed particularly well in the fourth quarter benefiting from robust domestic car battery demand and a recovery in European transportation. On the downside, the worst performing consumer name has been our holding of Corinthian Colleges, Inc. due to regulatory fears and their potential impact on their business models. As of the end of this fiscal year, the Fund no longer held any holdings within the consumer staples sector.

Outlook:

The advancement set forth by monetary easing last year was strengthened in the initial part of 2011 by a steepening yield curve and expansion in lending and industrial output. An improving business environment combined with stabilization in unemployment levels spurred investors away from defensive sectors into securities with the potential for higher return, including a trend toward larger-capitalization companies in the first quarter although we saw signs of a potential economic slowdown with the release of disappointing manufacturing and employment reports in May. While Congressional agreement on a sound long-term fiscal plan for our nation’s deficit would have profound implications for both fixed income and equities, political clarity and agreement remains a key risk to our forecast.

While high unemployment and the threat of inflation from rising commodity prices will continue to keep financial markets on edge, cheap credit along with merger and acquisition activity will remain key drivers for stock prices in the year ahead. In this environment, individual company selection will remain critical in achieving above average returns, an enduring strength of our investment process.

This commentary reflects the viewpoints of Essex Investment Management Co., LLC as of July 1, 2011.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in Essex Small/Micro Cap Growth Fund and includes, for periods prior to the Fund’s inception on June 25, 2002, the total return of the Burridge 401(k) Plan Trust, the predecessor account, compared to a $10,000 investment made in the Russell 2000® Growth Index for the same

5

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

time period. The predecessor account began operations on September 28, 2000, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund’s. The predecessor account was not registered as a mutual fund and, therefore, was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor account had been registered as a mutual fund, the predecessor account’s performance may have been adversely affected. The performance of the predecessor account was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index since the Fund’s inception through May 31, 2011.

Average Annual Total Returns[1]		One Year	Five Years	Ten Years	Since Inception	Inception Date
Essex Small/Micro Cap Growth Fund[2,3]
Class A	No Load	37.15%	2.38%	8.96%	9.44%	09/28/00
Class A	With Load	29.28%	1.18%	8.31%	8.84%	09/28/00
Class C4	No Load	36.24%	1.60%	—	0.71%	03/01/06
Class C4	With Load	35.24%	1.60%	—	0.71%	03/01/06
Russell 2000® Growth Index[5]		36.79%	6.26%	5.14%	2.29%	09/28/00	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†          Date reflects the inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2011. All returns are in U.S. dollars($).

[2]         From time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]         Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

[5]         The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Growth Index with higher price-to-book ratios and higher forecasted values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Essex Small/Micro Cap Growth Fund

Fund Snapshots

May 31, 2011

Portfolio Breakdown

Industry	Essex Small/Micro Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	30.6%	27.9%
Health Care	26.4%	19.7%
Industrials	18.9%	16.2%
Consumer Discretionary	9.0%	16.6%
Energy	5.6%	5.3%
Financials	5.3%	4.9%
Materials	2.2%	5.0%
Telecommunication Services	1.5%	1.2%
Consumer Staples	0.0%	3.1%
Utilities	0.0%	0.1%
Other Assets and Liabilities	0.5%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Interactive Intelligence, Inc.*	2.3%
Acacia Research Corp.*	2.1
Titan International, Inc.*	2.0
LSB Industries, Inc.	1.8
Steven Madden, LTD.*	1.8
ULTA Salon, Cosmetics & Fragrance, Inc. *	1.7
CVR Energy, Inc.	1.7
Transcend Services, Inc.	1.7
HealthStream, Inc.	1.6
Westport Innovations, Inc.	1.6

Top Ten as a Group	18.3%

*	Top Ten Holding at November 30, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2011

	Shares		Value
Common Stocks - 99.5%

Consumer Discretionary - 9.0%
7 Days Group Holdings, Sponsored ADR*	12,495		$248,775
American Public Education, Inc.*	31,269		1,368,957
Ballantyne Strong, Inc.*	104,370		593,865
Corinthian Colleges, Inc.*	143,728		554,790
Cost Plus, Inc.*	195,974		1,771,605
Einstein Noah Restaurant Group, Inc.	111,653		1,674,795
Exide Technologies, Inc.*	150,368		1,482,628
New York & Company, Inc.*	271,949		1,441,330
O’Charley’s, Inc.*	30,843		223,612
Steven Madden, Ltd.*	55,759		3,108,007
Ulta Salon, Cosmetics & Fragrance, Inc.*	52,761		2,953,561
Total Consumer Discretionary			15,421,925

Energy - 5.6%
CVR Energy, Inc.*	133,211		2,911,992
Dawson Geophysical Co.*	49,507		1,754,776
GMX Resources, Inc.*	149,478		787,749
Pioneer Drilling Co.*	135,098		1,977,835
Tesco Corp.*	112,346		2,288,488
Total Energy			9,720,840

Financials - 5.3%
American Safety Insurance Holdings, Ltd.*	77,631		1,438,502
Cardtronics, Inc.*	111,205		2,462,079
Encore Capital Group, Inc.*	64,474		2,133,445
Evercore Partners, Inc., Class A	50,121		1,854,978
Maiden Holdings, Ltd.	142,632		1,340,741
Total Financials			9,229,745

Health Care - 26.4%
3SBio, Inc., Sponsored ADR*	124,351		2,306,711
Abiomed, Inc.*	118,153		2,218,913
Accuray, Inc.*	227,793	[2]	1,740,339
Affymetrix, Inc.*	251,890		1,534,010
Air Methods Corp.*	30,061	[2]	1,835,224
Akorn, Inc.*	284,413		1,936,853
Analogic Corp.	30,240		1,616,328
Biolase Technology, Inc.*	209,207	[2]	1,100,430
BioScrip, Inc.*	306,586		2,345,383

	Shares		Value
Bruker Corp.*	91,638		$1,807,101
Caliper Life Sciences, Inc.*	337,050		2,416,649
Cardiovascular Systems, Inc.*	116,257		1,724,091
Cutera, Inc.*	92,488		845,340
Greatbatch, Inc.*	61,735		1,787,228
Hanger Orthopedic Group, Inc.*	63,020	[2]	1,584,953
HealthStream, Inc.*	222,634		2,838,584
HeartWare International, Inc.*	24,121		1,757,215
LCA-Vision, Inc.*	230,958		1,311,841
Merit Medical Systems, Inc.*	92,702		1,818,813
PAREXEL International Corp.*	93,283		2,347,933
PDI, Inc.*	143,963	[2]	993,345
Thoratec Corp.*	76,725		2,667,728
Transcend Services, Inc.*	107,222		2,856,394
Vascular Solutions, Inc.*	146,942		1,938,165
Total Health Care			45,329,571

Industrials - 18.9%
Acacia Research Corp.*	92,466		3,583,982
Broadwind Energy, Inc.*	314,125		546,578
Cascade Corp.	33,619		1,365,940
Chart Industries, Inc.*	37,825		1,837,539
Flow International Corp*	191,488		787,016
Fuelcell Energy, Inc.*	766,947		1,457,199
Greenbrier Co., Inc.*	67,182		1,750,763
Hardinge, Inc.	126,051		1,368,914
Interface, Inc., Class A	132,149		2,543,868
Kforce, Inc.*	26,219		353,694
LMI Aerospace, Inc.*	43,159	[2]	921,013
LSI Industries, Inc.	157,041	[2]	1,180,948
Manitex International, Inc.*	148,841		754,624
On Assignment, Inc.*	155,830		1,740,621
Orion Energy Systems, Inc.*	240,656		993,909
PowerSecure International, Inc.*	112,570		921,948
Satcon Technology Corp.*	382,517		1,017,495
Tetra Technologies, Inc.*	63,613	[2]	1,547,704
Titan International, Inc.	122,912		3,378,851
Wabash National Corp.*	178,231		1,723,494
Westport Innovations, Inc.*	108,296		2,688,990
Total Industrials			32,465,090

The accompanying notes are an integral part of these financial statements. 8

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 30.6%
ACI Worldwide, Inc.*	53,074		$1,718,005
Acme Packet, Inc.*	28,942		2,190,620
Aruba Networks, Inc.*	56,395		1,602,746
AudioCodes, Ltd.*	322,730		1,726,606
Aviat Networks, Inc.*	273,460		1,277,058
Callidus Software, Inc.*	317,103	[2]	1,867,737
Ceva, Inc.*	70,717		2,427,715
Ciber, Inc.*	33,360		203,496
ClickSoftware Technologies, Ltd.	6,652		70,910
Computer Task Group, Inc.*	128,225		1,720,780
Daktronics, Inc.	122,359		1,315,359
DG FastChannel, Inc.*	42,849		1,515,998
Echo Global Logistics, Inc.*	11,281		168,087
Immersion Corp.*	125,214		1,063,067
Interactive Intelligence, Inc.*	106,943		3,883,100
Ixia*	118,286		1,861,822
JA Solar Holdings Co., Ltd., Sponsored ADR*	224,010		1,350,780
Keynote Systems, Inc.	88,819		1,885,627
Limelight Networks, Inc.*	261,791		1,500,062
Marchex, Inc.	185,223		1,442,887
Opnext, Inc.*	461,815		1,330,027
Power-One, Inc.*	262,116		2,199,153
Powerwave Technologies, Inc.*	664,569		2,512,071
PROS Holdings, Inc.*	96,094		1,614,379
Renaissance Learning, Inc.	50,982		594,960
Richardson Electronics, Ltd.	123,350		1,689,895
ShoreTel, Inc.*	169,185		1,861,035

	Shares		Value
STEC, Inc.*	114,338	[2]	$2,047,794
ValueClick, Inc.*	92,774		1,674,571
VASCO Data Security International, Inc.*	101,883		1,216,483
Vocus, Inc.*	58,713		1,599,342
Web.com Group, Inc.*	175,243	[2]	2,090,649
Westell Technologies, Inc.*	397,867		1,364,684
Total Information Technology			52,587,505

Materials - 2.2%
Headwaters, Inc.*	168,788		617,764
LSB Industries, Inc.*	65,783		3,114,167
Total Materials			3,731,931

Telecommunication Services - 1.5%
Premiere Global Services, Inc.*	229,896	[2]	1,935,724
SureWest Communications	39,336		584,926
Total Telecommunication Services			2,520,650

Total Common Stocks (cost $126,640,318)			171,007,257

Short-Term Investments - 3.6%[1]
BNY Institutional Cash Reserves Fund, Series B*[3,4]	353,256		282,425
BNY Mellon Overnight Government Fund, 0.08%[3]	4,375,239		4,375,239
Dreyfus Cash Management Fund, Institutional Class Shares, 0.10%	1,537,014		1,537,014

Total Short-Term Investments (cost $6,265,508)			6,194,678

Total Investments - 103.1% (cost $132,905,826)			177,201,935

Other Assets, less Liabilities - (3.1)%			(5,344,017)

Net Assets - 100.0%			$171,857,918

The accompanying notes are an integral part of these financial statements. 9

Essex Small/Micro Cap Growth Fund

Notes to Schedule of Portfolio Investments

Note: Based on the approximate cost of investments of $134,532,976, for Federal income tax purposes at May 31, 2011, the aggregate gross unrealized appreciation and depreciation were $48,529,282 and $5,860,323, respectively, resulting in net unrealized appreciation of investments of $42,668,959.

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the May 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares, amounting to a market value of $4,540,113, or 2.6% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of May 31, 2011. (See Note 1 (a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$171,007,257	—	—	$171,007,257
Short-Term Investments	5,912,253	$282,425	—	6,194,678

Total Investments in Securities	$176,919,510	$282,425	—	$177,201,935

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of May 31, 2011, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

10

Essex Small/Micro Cap Growth Fund

Statement of Assets and Liabilities

May 31, 2011

Assets:
Investments at value* (including securities on loan valued at $4,540,113)	$177,201,935
Receivable for investments sold	2,388,263
Receivable for Fund shares sold	91,306
Dividends and other receivables	41,466
Prepaid expenses	18,927
Total assets	179,741,897
Liabilities:
Payable upon return of securities loaned	4,728,495
Payable for investments purchased	2,376,489
Payable for Fund shares repurchased	497,033
Accrued expenses:
Investment management and advisory fees	144,482
Distribution fees - Class A	35,685
Distribution fees - Class C	1,741
Other	100,054
Total liabilities	7,883,979
Net Assets	$171,857,918
Net Assets Represent:
Paid-in capital	$152,750,029
Undistributed net investment income	—
Accumulated net realized loss from investments	(25,188,220)
Net unrealized appreciation of investments	44,296,109
Net Assets	$171,857,918
Class A Shares - Net Assets	$169,884,725
Shares outstanding	8,101,189
Net asset value and redemption price per share	$20.97
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$22.25
Class C Shares - Net Assets	$1,973,193
Shares outstanding	97,942
Net asset value and offering price per share	$20.15

* Investments at cost	$132,905,826

The accompanying notes are an integral part of these financial statements. 11

Essex Small/Micro Cap Growth Fund

Statement of Operations

For the fiscal year ended May 31, 2011

Investment Income:
Dividend income	$608,997
Interest Income	309
Securities lending fees	77,044
Total investment income	686,350
Expenses:
Investment management and advisory fees	1,640,074
Distribution fees - Class A shares	404,365
Distribution fees - Class C shares	22,615
Transfer agent	65,129
Custodian	53,036
Reports to shareholders	49,160
Registration fees	35,939
Professional fees	31,741
Trustees fees and expenses	10,264
Miscellaneous	8,087
Total expenses before offsets	2,320,410
Expense reductions	(163)
Net expenses	2,320,247
Net investment loss	(1,633,897)
Net Realized and Unrealized Gain:
Net realized gain on investments	33,753,871
Net change in unrealized appreciation of investments	20,233,761
Net realized and unrealized gain	53,987,632
Net increase in net assets resulting from operations	$52,353,735

The accompanying notes are an integral part of these financial statements. 12

Essex Small/Micro Cap Growth Fund

Statement of Changes in Net Assets

For the fiscal year ended May 31,

	May 31, 2011	May 31, 2010
Increase in Net Assets From Operations:
Net investment loss	($1,633,897)	($2,046,319)
Net realized gain on investments	33,753,871	2,125,707
Net change in unrealized appreciation of investments	20,233,761	41,778,266
Net increase in net assets resulting from operations	52,353,735	41,857,654
From Capital Share Transactions:
Proceeds from sale of shares	32,724,030	49,685,708
Cost of shares repurchased	(76,428,844)	(96,453,717)
Net decrease from capital share transactions	(43,704,814)	(46,768,009)
Total increase (decrease) in net assets	8,648,921	(4,910,355)
Net Assets:
Beginning of year	163,208,997	168,119,352
End of year	$171,857,918	$163,208,997
End of year undistributed net investment income	—	—

The accompanying notes are an integral part of these financial statements. 13

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$15.28	$12.17	$19.92	$21.35	$18.93
Income from Investment Operations:
Net investment loss	(0.17)[2]	(0.16)[2]	(0.15)[2]	(0.22)[2]	(0.21)
Net realized and unrealized gain (loss) on investments	5.86 [2]	3.27 [2]	(7.60)[2]	(0.97)[2]	2.72
Total from investment operations	5.69	3.11	(7.75)	(1.19)	2.51
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.24)	(0.09)
Net Asset Value, End of Year	$20.97	$15.28	$12.17	$19.92	$21.35
Total Return[1]	37.24%[4]	25.55%[4]	(38.91)%[4]	(5.78)%	13.40%
Ratio of net expenses to average net assets	1.40%	1.43%	1.49%	1.49%	1.49%
Ratio of net investment loss to average net assets[1]	(0.99)%	(1.09)%	(1.11)%	(1.06)%	(1.11)%
Portfolio turnover	88%	101%	67%	57%	100%
Net assets at end of year (000’s omitted)	$169,885	$160,830	$165,444	$170,132	$93,097

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.40%	1.43%	1.49%	1.49%	1.50%
Ratio of net investment loss to average net assets	(0.99)%	(1.09)%	(1.11)%	(1.06)%	(1.12)%

	For the fiscal year ended May 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$14.79	$11.87	$19.58	$21.14	$18.89
Income from Investment Operations:
Net investment loss	(0.29)[2]	(0.26)[2]	(0.27)[2]	(0.37)[2]	(0.18)
Net realized and unrealized gain (loss) on investments	5.65 [2]	3.18 [2]	(7.44)[2]	(0.96)[2]	2.52
Total from investment operations	5.36	2.92	(7.71)	(1.33)	2.34
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.23)	(0.09)
Net Asset Value, End of Year	$20.15	$14.79	$11.87	$19.58	$21.14
Total Return[1]	36.24%	24.60%[4]	(39.38)%[4]	(6.42)%	12.41%
Ratio of net expenses to average net assets	2.15%	2.18%	2.24%	2.24%	2.24%
Ratio of net investment loss to average net assets[1]	(1.73)%	(1.84)%	(1.90)%	(1.81)%	(1.86)%
Portfolio turnover	88%	101%	67%	57%	100%
Net assets at end of year (000’s omitted)	$1,973	$2,379	$2,676	$8,596	$4,331

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	2.15%	2.18%	2.24%	2.24%	2.25%
Ratio of net investment loss to average net assets	(1.73)%	(1.84)%	(1.90)%	(1.81)%	(1.87)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Per share numbers have been calculated using average shares.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

14

Notes to Financial Statements

May 31, 2011

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Essex Small/Micro Cap Growth Fund (“the Fund”).

The Fund offers two classes of shares, Class A and Class C. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”). Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Fund may use the fair value of a portfolio security to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open end regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

15

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated Funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended May 31, 2011, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended May 31, 2011, overdraft fees were $152.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended May 31, 2011, the transfer agent expense was reduced by $163.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. No distributions were paid during the fiscal years ended May 31, 2011 and May 31, 2010.

As of May 31, 2011, the Fund’s components of distributable earnings (excluding appreciation/ depreciation) on a tax basis consisted of:

Capital loss carryforward	$23,561,070
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended May 31, 2008-2011), and has concluded that no provision for federal income

16

Notes to Financial Statements (continued)

tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers and Deferrals

As of May 31, 2011, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Capital Loss Carryover	Amount	Expires May 31,
	$23,561,070	2018

For the fiscal year ended May 31, 2011, the Fund utilized $32,222,234 of capital loss carryovers.

Under current tax law, capital losses realized after October 31 each year may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2011, the Fund did not have any deferred post-October losses.

g. Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for the Fund. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended May 31, 2011 and 2010, the capital stock transactions by class for the Fund were:

	2011		2010
	Shares	Amount	Shares	Amount
Class A
Proceeds from sale of shares	1,779,231	$32,609,807	3,518,767	$49,522,135
Cost of shares repurchased	(4,204,407)	(75,197,801)	(6,583,901)	(95,370,885)

Net decrease - Class A	(2,425,176)	($42,587,994)	(3,065,134)	($45,848,750)

Class C
Proceeds from sale of shares	6,582	$114,223	11,647	$163,573
Cost of shares repurchased	(69,498)	(1,231,043)	(76,171)	(1,082,832)

Net decrease - Class C	(62,916)	($1,116,820)	(64,524)	($919,259)

At May 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: two accounts collectively own 42%. Transactions by these shareholders may have a material impact on the Fund.

17

Notes to Financial Statements (continued)

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolios are managed by Essex Investment Management Co., LLC (“Essex”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Essex with respect to the Fund. AMG indirectly owns a majority interest in Essex.

The Fund is obligated by the Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of the Fund. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through at least October 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees, and expenses and extraordinary items) exceed the following percentages of the Fund’s average daily net assets: Class A – 1.49%, Class C – 2.24%.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the previously stated expense limitation percentage based on the Fund’s average daily net assets. For the fiscal year ended May 31, 2011, the Fund made no repayments to the Investment Manager. At May 31, 2011, there was no cumulative amount of reimbursement by the Investment Manager subject to repayment by the Fund.

Effective January 1, 2011 the aggregate annual retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represent the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

The Fund has adopted a distribution and service plan (the “Plan”) with respect to the Class A and Class C shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively.

The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of the Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2011, the amount the Fund lent to other Managers Funds was $2,496,968 for 4 days earning interest of $309. The interest amount can be found in the Statement of Operations as interest income. During the same period, the Fund borrowed from other Managers Funds varying amounts up to $3,811,553 for 7 days paying interest of $325. The interest amount is included in the Statement of Operations as part of miscellaneous expense.

18

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended May 31, 2011, were $141,311,584 and $184,864,449, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. Portfolio Securities Loaned

The Fund participated in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/ or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, has entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from each Fund in September 2011. Each applicable Fund is now fair valuing its position in the ICRF daily. The Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. New Accounting Standards

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

At a meeting of the Trust’s Board of Trustees held June 9-10, 2011, Nathaniel Dalton, who was a Trustee of the Trust, delivered his resignation to the Board of Trustees, effective June 9, 2011. The Board appointed Christine C. Carsman as Trustee to fill the vacancy; like Mr. Dalton, Ms. Carsman is considered an “interested person” of the Trust under the Investment Company Act of 1940.

The Fund has determined that no additional material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 and 2011 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended May 31, 2011, $0, or, if subsequently determined to be different, the net capital gains of such year.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees the Managers Funds and Shareholders of the Essex Small/Micro Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Small/Micro Cap Growth Fund (one of the Funds constituting Managers AMG funds, hereafter referred to as the “Fund”) as of and for the year ended May 31, 2011, and the results of its operations, the changes in net assets and the financial highlights for the years presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

July 20, 2011

20

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1portfolio); Trustee of Aston Funds (26 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 39 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 39 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

21

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Essex Investment Management Co., LLC

125 High Street, 29th Floor

Boston, MA 02110

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North
America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company,
LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

Alliancebernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES
PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS
EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS
BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management
LLC

INTERMEDIATE DURATION
GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Essex Small/Micro Cap Growth Fund	$20,338	$19,293

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Essex Small/Micro Cap Growth Fund	$7,000	$7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$424,730	$580,765	$747,820	$479,175	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date:	August 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	August 3, 2011

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 3, 2011